Acquisitions	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Acquisitions

Note 3 - Acquisitions

A.ADI Engineering, Inc.

On October 28, 2015 (hereinafter – "closing date") the Company acquired certain assets from ADI Engineering, Inc. (hereinafter – "ADI"), a privately-held, US-based provider of custom embedded communications and networking products, for an aggregate purchase price of US$ 10,000 thousand in cash and estimated contingent consideration of US$ 7,802 thousand in cash and in options to ordinary shares, payable in three yearly payments, after the closing, subject to the attainment of certain performance milestones until December 31, 2017. Of the total purchase price of US$ 17,802 thousand, US$ 222 thousand was attributed to tangible assets, US$ 4,261 thousand was attributed to intangible assets and US$ 13,319 thousand was attributed to goodwill. The goodwill is primarily attributable to the synergies expected to arise after the acquisition. The recognized goodwill is deductible for income tax purposes for 10 years.

B.   Silicom Denmark

On December 10, 2014 (hereinafter – "closing date"), the Company completed the acquisition of all of the outstanding shares and voting interests of Silicom Denmark, a provider of high performance application acceleration solutions, for an aggregate purchase price of US$ 10,161 thousand in cash and estimated contingent consideration of US$ 4,683 thousand in cash and in options to ordinary shares, subject to the attainment of certain performance milestones until August 31, 2015.

In connection with the contingent consideration, during 2016 the Company paid to the Silicom Denmark sellers an amount of US$ 1,463 thousand, of which 90% was paid in cash and 10% in options to ordinary shares of the Company.

In relation to this acquisition, on April 18, 2016, the Company granted, in the aggregate, 22,795 options to the Silicom Denmark sellers and to the Silicom Denmark employees (see Note 12I).